MERCER FUNDS

SUPPLEMENT TO

THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES

DATED JULY 31, 2017 AS SUPPLEMENTED OCTOBER 31, 2017

The date of this Supplement is February 14, 2018.

The following changes are made in the prospectuses for the Class S shares (the “Class S Shares Prospectus”) of the Mercer Funds, and the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of the Mercer Funds, as applicable:

1.	Effective on or about February 5, 2018, NWQ Investment Management Company, LLC (“NWQ”) ceased to be a subadvisor to the Mercer US Small/Mid Cap Equity Fund, and, effective February 14, 2018, BNY Mellon Asset Management North America Corporation became a subadvisor to the Mercer US Small/Mid Cap Equity Fund. Upon the effectiveness of such subadvisor change, the Class S Shares Prospectus and Class Y Shares Prospectus are amended as described below.
2.	All references to NWQ and information relating to NWQ in the Class S Shares Prospectus and the Class Y Shares Prospectus are hereby deleted.

3.                  The following information relating to BNY Mellon Asset Management North America Corporation as subadvisor to the Mercer US Small/Mid Cap Equity Fund, is hereby added under the section titled “Fund Management—Subadvisors and Portfolio Managers” on page 11 of the Class S Shares Prospectus and page 11 of the Class Y Shares Prospectus:

BNY Mellon Asset Management North America Corporation (“BNY Mellon”)

•	David A. Daglio, Jr., CFA, Senior Managing Director, Senior Portfolio Manager, joined BNY Mellon in 1998. Mr. Daglio began managing BNY Mellon’s allocated portion of the Fund’s portfolio in February 2018.

In the section titled “The Subadvisors,” beginning on page 57 of the Class S Shares Prospectus and page 58 of the Class Y Shares Prospectus the following paragraphs relating to BNY Mellon, subadvisor to the Mercer US Small/Mid Cap Equity Fund, are hereby added:

BNY Mellon Asset Management North America Corporation (“BNY Mellon”), located at One Boston Place, Boston, MA 02108, serves as a subadvisor to the Fund. BNY Mellon is registered as an investment adviser under the Advisers Act. BNY Mellon is organized as a corporation organized under the laws of the state of Delaware. On February 1, 2018, The Boston Company Asset Management and Standish Mellon Asset Management Company merged into Mellon Capital Management Corporation, and the surviving entity was renamed BNY Mellon Asset Management North America (BNY Mellon). The predecessor to BNY Mellon was established in 1983.

The portfolio manager who is primarily responsible for the day-to-day management of BNY Mellon’s allocated portion of the Fund’s portfolio is Mr. Daglio. Mr. Daglio joined BNY Mellon in 1998, where he is currently Senior Managing Director.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

BNY Mellon manages its allocated portion of the Fund’s portfolio, primarily by applying BNY Mellon’s fundamental research approach to the Fund’s investable universe.

BNY Mellon’s fundamental research involves:

•	Creation of earnings, cash flow and balance sheet models;
•	Identifying out of favour equity securities with strengthening mid-cycle earning potential and a catalyst for improvement;
•	Determining key risks and engaging additional investigative research as appropriate to affirm or dispute key fundamental drivers or risk;
•	Estimating intrinsic value, setting an upside price target at intrinsic value and downside price target at a moderate fundamental setback and historic low valuation metrics; and
•	Creating an investment thesis based on the foregoing.

Generally, BNY Mellon will invest in a security only if it believes there is at least 30% upside to the security’s intrinsic value with acceptable downside risk. Mr. Daglio is responsible for ensuring the investment process has been followed and valuation assumptions are reasonable.

Mr. Daglio determines the weight of the position size of a security based on the uniqueness of the idea, industry dynamics for the issuing company, macro dislocations that could benefit or hurt the company and how much incremental risk the position introduces into the portfolio.